First Choice Bancorp

Q3 2020 Overview

October 20, 2020

Disclosures

FORWARD LOOKING STATEMENTS

In addition to historical information, certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to management's beliefs, projections and assumptions concerning future results and events. Forward-looking statements, include descriptions of management's plans or objectives for future operations, products or services, and forecasts of the Company's revenues, earnings or other measures of economic performance. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of management and on the information available to management at the time that this presentation was prepared and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," 'project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions or the negative version of those words or phrases.

Forward looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. Risks and uncertainties that could cause our financial performance to differ materially from our goals, plans, expectations and projections expressed in forward-looking statements include those set forth in our filings with the SEC, including under Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as may be supplemented and/or amended by our Quarterly Reports on Form 10-Q as filed subsequent thereto.

ADDITIONAL RISK FACTORS

The coronavirus (COVID-19) outbreak has had and may continue to have a material and adverse impact on certain of our customers directly or indirectly. Entire industries within our loan portfolio, such as the accommodations and food services industry, have experienced quarantine-related precipitous declines in demand for their products and services. Other industries we service have likewise experienced disruptions in their supply chain as well as quarantine-related declines in demand which will become more acute if and as the COVID-19 pandemic persists or we experience additional infection waves. In addition, such events could affect the stability of our deposit base, lead to mass layoffs and furloughs which could impair the ability of borrowers to repay outstanding loans, impair the value of collateral securing loans, result in lost revenue or cause us to incur additional expenses and losses. In the first half of 2020, the Federal Reserve took extreme measures to reduce interest rates to near zero in an attempt to boost consumer spending. In June 2020, the Federal Reserve indicated that it would leave interest rates near zero for the foreseeable future as it projected high unemployment for several years and a long road to recovery from the pandemic-induced economic downturn. The extraordinarily low interest rate environment that has prevailed in the wake of the COVID-19 pandemic has put and will continue to put downward pressure on the Company's net interest margin, a key profitability indicator for the Company. The U.S. Congress has also passed a massive stimulus package, the "Coronavirus Aid, Relief, and Economic Security Act," or "CARES Act," to provide relief to consumers and small businesses; however, the effectiveness of this package could be disrupted by operational challenges in successfully implementing all of its provisions in a timely manner and could ultimately prove to be insufficient in scale. Although we maintain contingency and disaster recovery plans for pandemic outbreaks, even with these precautions, the prolonged impact of the COVID-19 pandemic could negatively impact the availability of key personnel or significant numbers of our staff, many of whom are essential to the conduct of our business. A prolonged COVID-19 pandemic and the potential for future and more serious waves of the COVID-19 pandemic could also impact the business and operations of third party service providers who perform critical services for our business. If the COVID-19 pandemic continues or containment and mitigation measures prove unsuccessful, we may experience a material adverse effect on our business, financial condition, and results of operations.

Our Franchise

First Choice Bank

- Founded in 2005 and headquartered in Cerritos, California, we are a community-focused commercial bank serving SoCal
- With 9 branches and 2 LPOs, we specialize in making loans to small to medium-sized businesses, including C&I, CRE with a hospitality niche, and SBA 7a and 504 loans
- We are a Preferred SBA Lender that participated in the Paycheck Protection Program and are also participating in the Main Street Lending Program
- We surpass our clients' expectations through our efficiency and professionalism and are committed to being "First in Speed, Service, and Solutions"

Southern California Footprint



Santa Monica
Los Angeles
West Covina
Pomona
Rancho Cucamonga
Ontario
Highland
Redlands
Yucaipa
Riverside
Banning
Redondo Beach
Anaheim
Corona
Perris
Hemet
Long Beach
Santa Ana
Huntington Beach
Rancho Santa Margarita
Lake Forest
Mission Viejo
Laguna Niguel
Murrieta
San Clemente
Oceanside
Escondido
Santee
El Cajon
San Diego
Chula Vista

Financial Highlights: Q3'20

- $2.3bn Assets
- $1.9bn Loans HFI
- $1.6bn Deposits
- ROAA: 1.39%
- ROATCE[2]: 11.57%
- CBLR[1]: 10.3%
- Efficiency Ratio[2] : 48.7%
- NPAs/Assets: 0.58%
- ALL/Loans HFI: 0.99%
- ALL/Loans HFI Excluding PPP Loans: 1.25%

1 Preliminary until Call Report is filed by October 30, 2020.
2 Non-GAAP measure. See reconciliation in the Appendix.

First Choice Bancorp

Q3’2020 Results

Q3’20 Highlights

- Net income of $7.9mm or $0.67 per share - diluted
  - $2.2mm increase from Q2 due to higher net interest income, higher gains on loan sales and lower provision for loan losses
- Record Pre-Tax Pre-Provision Income of $12.1mm
- NIM of 4.05%
  - 7bps decrease from Q2 due to market yields and outstanding PPP loans
- Efficiency ratio of 48.7% driven by higher revenue
- Loans held for investment grew by $53mm QoQ due to organic loan growth and Main Street Loans
- Tangible book value per share of $16.56

YTD Stock Price Performance (vs. KBW Bank Index)


20.00
10.00
0.00
(10.00)
(20.00)
(30.00)
(40.00)
(50.00)
(60.00)
(70.00)
(80.00)
600,000
500,000
400,000
300,000
200,000
100,000
0
1-Jan 1-Feb 1-Mar 1-Apr 1-May 1-Jun 1-Jul 1-Aug 1-Sep 1-Oct
FCBP-Share Price (Daily)(%)
KBW Nasdaq Bank Index-Index Value (Daily)(%)
FCBP-Volume (Daily)

Asset Quality Highlights

- 97% of deferred loans have resumed regular payments or paid off; $12mm of deferred loans have been granted an additional 90 day extension. As part of the CARES Act, the SBA is paying 6 months of payments for SBA 7a borrowers.
- Non-performing assets increased $4.6mm to $13mm or 0.58% of total assets
  - Increase primarily related to new home construction with low LTV in attractive ocean-front location
- Allowance for loan losses of $19mm or 1.25% of loans HFI, excluding PPP loans
  - Includes impact related to COVID-19 qualitative factors

Key Investment Highlights

Financial Performance

- Consistently profitable
- Demonstrated ability to generate strong organic balance sheet growth
- Consistent growth of tangible book value per share
- Above peer group net interest margin

Strong Franchise

- First in Speed, Service, and Solutions approach
- Simple product sets and strong corporate governance
- Top ranked SBA Lender in Southern California
- Full product offering for small & middle market businesses

Prudent Risk Management

- Robust governance processes
- Superior credit record with strong asset quality metrics
- Proactive relationship management

Experienced & Diverse Leadership

- Executive management has on average 30+ years of through the cycle banking experience
- More than 50% of senior management identified as female
- Inclusive leadership development programs in place to develop bench
- Board has deep in-market experience with specialty credits

First Choice Bancorp

Pre-Tax Pre-Provision Income Trend

Q3’20 PTPP Income exceeds previous peak in Q3’19 – before Fed rate drops and COVID Pandemic

Historical Pre-Tax Pre-Provision Income [1]


$ in thousands
$10,614
$10,553
$12,048
$9,507
$9,069
$10,259
$12,141
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20

1 Non-GAAP measure. See reconciliation in the Appendix.

Strong Growth in Loans HFI

Core franchise continues to generate organic loan growth, even during pandemic

Historical Loans Held for Investment [1] Mix Growth


$ in millions
+49% growth
Main Street
PPP
Residential
SBA
Construction and Land
CRE OO
CRE NOO
Commercial & Industrial
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
$1,274
$1,336
$1,317
$1,376
$1,439
$1,845
$1,896
55
157
186
187
382
307
52
171
196
180
404
333
49
162
222
171
402
311
44
178
250
172
424
309
43
187
234
149
476
350
401
39
186
218
163
503
335
3
400
30
202
215
160
528
358

1 Represents loans held for investment, net of discounts.

First Choice Bancorp

Diverse Loan Portfolio

Loans by Product Type


SBA - PPP, $400M, 21%
Residential, $30M, 2%
SBA, $202M, 11%
Commercial & Industrial, $361M, 19%
Construction and Land, $215M, 11%
CRE OO, $160M, 8%
CRE NOO, $528M, 28%

Loan Yields by Product Type

Loan Type ($ in millions)	Balances[1]	% of Total	Loan Yield[2] (QTD)	Loan Yield[2] (YTD)
Construction and Land	$ 215	11.3%	5.51%	5.91%
Residential	30	1.6%	4.46%	4.70%
CRE OO	160	8.4%	5.80%	6.06%
CRE NOO	528	27.9%	5.23%	5.38%
Commercial & Industrial	361	19.0%	5.14%	5.21%
SBA	202	10.7%	5.37%	5.85%
Total excluding PPP	1,496	78.9%	5.31%	5.54%
SBA - PPP	400	21.1%	2.66%	2.65%
Grand Total	$ 1,896	100.0%	4.77%	5.15%

1. Total loans held for investment, net of discount, at September 30, 2020.
2. Loan yield for the three & nine months ended September 30, 2020.

Loans by Geography[1]


San Diego, $302M, 16%
Orange County, $303M, 16%
Los Angeles, $977M, 51%
Other CA, $169M, 9%
Others 2, $39M, 2%
Other States, $106M, 6%

1 Represents loans held for investment, net of discount by primary borrower zip code at September 30, 2020.
2 Includes borrowers where information is not available or residence is outside the USA.

SBA Portfolio[1] Details

Top 5 Industries[2] ($ in millions)	SBA Guaranteed	SBA Unguaranteed	$ Total	% of Total
Hospitality	$ 90	$ 45	$ 135	22.4%
Professional, Scientific, and Technical Services	43	28	71	11.8%
Health Care and Social Assistance	45	10	55	9.1%
Construction	44	8	52	8.6%
Manufacturing	41	10	51	8.5%
Others	162	76	238	39.5%
Total SBA Portfolio	$ 425	$ 177	$ 602	100.0%

1. Includes SBA PPP loans.
2. Based on Industry NAICS code.

Loan Payment Deferral Program – Updates

Loan Portfolio Deferral Detail

	At June 30, 2020				At September 30, 2020			
Product (*$ in millions*)	Total Loans [1] 6/30/2020	Mod Count [2] 6/30/2020	Mod Balance [2] 6/30/2020	% of Category Balance [3]	Total Loans [1] 9/30/2020	Mod Count [2] 9/30/2020	Mod Balance [2] 9/30/2020	% of Category Balance [3]
Construction & Land	$ 217	18	$ 53	24%	$ 214	2	$ 15	7%
CRE	664	179	324	49%	687	4	11	2%
C&I [4]	335	105	108	32%	360	0	-	0%
SBA [5]	597	213	133	22%	630	2	8	1%
Other	39	5	8	21%	30	4	3	10%
Total	**$ 1,852**	**520**	**$ 626**	**34%**	**$ 1,921**	**12**	**$ 37**	**2%**

- As of September 30, 2020, 97+% of loans on deferral have resumed making regular, contractually agreed-upon payments or have been paid off
- Five loans, totaling $12 million, granted additional 90-day deferrals
- Two loans from one relationship totaling $5 million were downgraded to substandard and nonaccrual during Q3'20 after deferral period ended
  - Both are construction loans on two completed, ocean-view homes in Malibu, California with recent appraisals indicating less than 50% Loan-to-Appraised Value

1. Total loans include loans held for sale, and total loans held for investment net of discounts and deferred fees at June 30, 2020 and September 30, 2020
2. Modified loan count and balance reflect loans with active payment deferrals as of June 30, 2020 and September 30, 2020.
3. Percentage of category balance is calculated based on total loans including loans held for sale, and total loans held for investment net of discounts and deferred fees at June 30, 2020 and September 30, 2020.
4. Includes Main Street loans of $3 million at September 30, 2020. There were no Main Street loans at June 30, 2020.
5. Under the CARES Act, SBA loan monthly principal and interest payments are being paid by the SBA for 6 months after the deferment period.

First Choice Bancorp

Deposit Mix / Growth

Deposit Yield by Product Type

Deposit Type ($ in millions)	Balances [1]	% of Total	Weighted average cost [2] (QTD)	Weighted average cost [2] (YTD)
Noninterest-bearing	$ 736	47.2%	0.00%	0.00%
Interest checking	272	17.4%	0.16%	0.28%
Money market accounts	346	22.2%	0.31%	0.53%
Savings accounts	32	2.1%	0.14%	0.31%
Time deposits	63	4.0%	0.98%	1.36%
Brokered time deposits	111	7.1%	1.43%	2.01%
Total	$ 1,560	100.0%	0.25%	0.38%

1. Total deposits at September 30, 2020.
2. Cost of deposits for the three & nine months ended September 30, 2020.

Deposits by Product Type



7.1%, Brokered time deposits
4.0%, Time deposits
2.1%, Savings accounts
22.2%, Money market accounts
47.2%, Noninterest-bearing
17.4%, Interest checking

Historical Cost of Deposits



1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.75%
0.89%
0.89%
0.71%
0.63%
0.31%
0.25%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20

Noninterest-bearing / Deposits



51.0%
50.0%
49.0%
48.0%
47.0%
46.0%
45.0%
44.0%
43.0%
42.0%
41.0%
40.0%
44.1%
43.6%
49.7%
47.7%
46.5%
49.2%
47.2%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20

First Choice Bancorp

Net Interest Margin

NIM Walk-Forward



6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
4.73%
4.97%
5.34%
5.50%
5.14%
5.52%
4.85%
4.78%
4.40%
4.41%
4.12%
4.05%
Adj. NIM, Excluding PPP
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20

Actions to Mitigate NIM Compression

1. Floors in variable rate loans help maintain loan yields
   a. 80% of loans are not subject to rate down risk (45% at floor + 35% fixed rate)
2. Active balance sheet management
   a. Repricing interest checking, MMDA, savings, and wholesale funding
   b. Run-off of high rate CDs
   c. Deploying excess cash into higher yielding earning assets

Total Portfolio Loan Yields



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.62%
6.42%
6.93%
6.21%
5.95%
Ex. PPP
5.40%
5.31%
4.94%
4.77%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20

Total Cost of Funds



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.85%
1.03%
0.98%
0.77%
0.72%
0.34%
0.29%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20

First Choice Bancorp

Credit Quality and Allowance Details

$ ALLL and ALLL/ Loans HFI



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
$11,426
$12,053
$12,340
$13,522
$16,218
$17,822
$18,734
0.90%
0.90%
0.94%
0.98%
1.13%
1.24%
1.25%
0.97%
0.99%
ALLL ($s in thousands)
ALLL/Loans Held for Investment
ALLL/Loans Held for Investment (ex. PPP)

Non Performing Assets / Total Assets



NPAs/ Assets
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
0.10%
0.15%
0.45%
0.67%
0.51%
0.41%
0.58%

Quarterly Loan Loss Provision



$ in thousands
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
$350
$550
$700
$1,200
$800
$1,900
$700
$1,400
$1,000
Other General & Specific Provisions
COVID-19

ALLL by Loan Type

Loan Type *($s in thousands)*	March 31, 2020	June 30, 2020	September 30, 2020
Construction and Land	$ 2,498	$ 2,470	$ 2,375
Residential	333	361	275
CRE OO	844	1,365	1,282
CRE NOO	4,131	5,347	5,556
Commercial & Industrial	5,455	5,607	6,276
SBA	2,954	2,672	2,970
Consumer	3	-	-
Total	**$ 16,218**	**$ 17,822**	**$ 18,734**

Capital Ratios

Tangible Common Equity [1]



$ in millions
$195
$190
$185
$180
$175
$170
$165
$168
$175
$179
$183
$184
$188
$194
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20

Tangible Book Value per Share[1]



$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
$14.00
$13.50
$13.00
$14.45
$14.87
$15.38
$15.70
$15.81
$16.09
$16.56
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20

Tier 1 Leverage ("CBLR") Ratio [2]



15.00%
13.75%
12.50%
11.25%
10.00%
8.75%
7.50%
12.73%
12.56%
12.55%
12.01%
11.73%
10.31%
10.29%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20

Quarterly Dividend per Share



$0.30
$0.29
$0.27
$0.26
$0.24
$0.23
$0.21
$0.20
$0.18
$0.17
$0.15
$0.20
$0.20
$0.20
$0.25
$0.25
$0.25
$0.25
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20

1 Non-GAAP measure. See reconciliation in the Appendix.
2 Preliminary until Call Report is filed by October 30, 2020.

First Choice Bancorp

Increased Online Customer Activity

Customers have shifted their transactions away from physical branches to online channels

Active Online Users


+40% growth
897
909
944
1023
1107
1150
1201
1241
1279
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Online Deposit Transactions


+60% growth
1122
1113
1291
1218
1404
1656
1608
1728
1808
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Source: internal company metrics

Social Responsibility


Male,
44%
Female,
66%

Service and Philanthropy (as of Sep 30, 2020)

- 80,000 in donations to over 31 non-profit organizations within our footprint that serve communities disproportionately impacted by COVID-19 and the economic distress of this pandemic at September 30, 2020
- 213 hours YTD and nearly 900 hours of local community service by our employees in 2019 through various employee volunteer programs that receive continuous endorsement by the leadership of First Choice

Diversity and Inclusion (as of Sep 30, 2020)

- Gender diversity at First Choice: 66% female of total workforce and more than 50% female of senior management
- Ethnic diversity at First Choice: 73% minority representation of total workforce and 36% minority representation of senior management

Opportunities

Revenue	• New client acquisition for PPP and Main Street Lending customers • Main Street Servicing & Gain on Sale • Continue to develop in specialty lending niches • Growing treasury management niches
Net Interest Margin	• Floors in Loans have helped buoy NIM • PPP Forgiveness expected to increase NIM • Actively repricing customer deposit accounts • Restructured wholesale and brokered CDs
Expenses	• Actively managing overhead costs • Non-customer facing reduced hiring plans • Internal teams looking at enhancing process efficiencies by leveraging technology
Shareholder Value	• Maintaining quarterly dividend • Buyback on hold • Consistently adding tangible book value per share

Appendix

Use of Non-GAAP Financial Measures. This presentation contains certain non-GAAP financial measures in addition to results presented in accordance with GAAP. The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance to enhance investors' overall understanding of such financial performance, permit investors to effectively analyze financial trends of our business activities, and enhance comparability with peers across the financial services sector. These non-GAAP financial measures are not a substitute for GAAP measures and should be read in conjunction with the Company's GAAP financial information. A reconciliation of GAAP financial measures to non-GAAP measures is included in the following slides.

First Choice Bancorp

Non-GAAP Reconciliation

Efficiency Ratio	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19
				($ in thousands)			
Noninterest expense	$ 11,528	$ 11,100	$ 11,519	$ 11,284	$ 10,651	$ 10,605	$ 10,700
Net interest income	21,726	20,304	19,173	19,208	21,026	18,836	19,192
Plus: Noninterest income	1,943	1,055	1,415	1,583	1,673	2,322	2,122
Total net interest income and noninterest income	$ 23,669	$ 21,359	$ 20,588	$ 20,791	$ 22,699	$ 21,158	$ 21,314
Efficiency ratio	48.7%	52.0%	56.0%	54.3%	46.9%	50.1%	50.2%
Pre-tax Pre-Provsion Income							
Net interest income	$ 21,726	$ 20,304	$ 19,173	$ 19,208	$ 21,026	$ 18,836	$ 19,192
Noninterest income	1,943	1,055	1,415	1,583	1,673	2,322	2,122
Total net interest income and noninterest income	23,669	21,359	20,588	20,791	22,699	21,158	21,314
Less: Noninterest expense	11,528	11,100	11,519	11,284	10,651	10,605	10,700
Pre-tax pre-provision income	$ 12,141	$ 10,259	$ 9,069	$ 9,507	$ 12,048	$ 10,553	$ 10,614

First Choice Bancorp

Non-GAAP Reconciliation

Return on Average Assets, Equity, Tangible Common Equity	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19
				($ in thousands)			
Net income	$ 7,881	$ 5,730	$ 4,546	$ 5,958	$ 8,071	$ 6,811	$ 7,008
Average assets	$ 2,254,461	$ 2,109,208	$ 1,727,401	$ 1,688,584	$ 1,620,804	$ 1,579,740	$ 1,523,257
Average shareholders' equity	270,903	268,168	264,869	261,916	257,158	251,662	248,168
Less: Average intangible assets	78,696	78,901	79,083	79,336	79,535	79,731	79,928
Average tangible common equity	$ 192,207	$ 189,267	$ 185,786	$ 182,580	$ 177,623	$ 171,931	$ 168,240
Return on average assets	1.39%	1.09%	1.06%	1.40%	1.98%	1.73%	1.87%
Return on average equity	11.57%	8.59%	6.90%	9.02%	12.45%	10.86%	11.45%
Return on average tangible common equity	16.31%	12.18%	9.84%	12.95%	18.03%	15.89%	16.89%

First Choice Bancorp

Non-GAAP Reconciliation

Tangible Common Equity Ratio/ Tangible Book Value Per Share	As of September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September, 30 2019	June 30, 2019	March 31, 2019
	($ in thousands,except per share amounts)						
Shareholders' equity	$ 272,471	$ 266,949	$ 263,307	$ 261,805	$ 258,670	$ 254,121	$ 248,135
Less: Intangible assets	78,574	78,767	78,960	79,153	79,411	79,608	79,805
Tangible common equity	$ 193,897	$ 188,182	$ 184,347	$ 182,652	$ 179,259	$ 174,513	$ 168,330
Shares outstanding	11,705,878	11,697,766	11,662,603	11,635,531	11,652,582	11,737,441	11,650,020
Tangible book value per share	$ 23.28	$ 22.82	$ 22.58	$ 22.50	$ 22.20	$ 21.65	$ 21.30
Book value per share	$ 16.56	$ 16.09	$ 15.81	$ 15.70	$ 15.38	$ 14.87	$ 14.45

First Choice Bancorp

Contact Information

NAME	TITLE & CONTACT
Robert M. Franko	**First Choice Bancorp** *President & Chief Executive Officer & Chief Financial Officer* **Address:** 17785 Center Court Drive Suite 750 Cerritos, CA 90703 **Telephone:** (562) 345-9241 **Email:** Rfranko@FirstChoiceBankCA.com
Mag Wangsuwana	**First Choice Bank** *Chief Financial Officer* **Address:** 17785 Center Court Drive Suite 750 Cerritos, CA 90703 **Telephone:** (562) 263-8340 **Email:** MWangsuwana@FirstChoiceBankCA.com







Corporate Headquarters:
17785 Center Court Drive, Suite 750
Cerritos, CA 90703
Telephone: (562) 345-9092

Website: www.firstchoicebankca.com